UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 7, 2023

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill, MD

21244

(Address of principal executive offices, including Zip Code)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CNXA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 7, 2023, Slinger Bag Americas Inc., a wholly-owned subsidiary of Connexa Sports Technologies Inc. (the “Company”), entered into a distribution agreement (the “Agreement”) with Desarrollo y Promocion de Padel S.L. (“Desarrollo”). Under the terms of the Agreement, Desarrollo is appointed as the Company’s exclusive worldwide, excluding Canada and the United States, distributor of its padel tennis ball launchers to be marketed by the Company through February 28, 2028 (“Term”). The Term shall thereafter renew for additional successive five (5) year terms unless and until either party provides notice of nonrenewal at least 90 days before the end of the then-current term, or unless and until earlier terminated as provided under the terms of the Agreement or applicable law. Pursuant to the Agreement, Desarrollo initially ordered 1,140 padel ball launcher units in exchange for $285,000 with the balance of $285,000 due on delivery. Dessarollo has committed to purchase for distribution a minimum of 40,000 Slinger Bag Padel Tennis Ball Launchers through February 28, 2028, subject to the occurrence of a Force Majeure Event as defined in the Agreement.

The foregoing description is a summary of the material terms of the Agreement, does not purport to be complete, and is qualified in its entirety by reference to the text of the Agreement attached as Exhibit 10.1 hereto.

Exhibit No.	Description
10.1*	Distribution Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10). The Company agrees to furnish supplementally a copy of any omitted schedule to the U.S. Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Connexa Sports Technologies Inc.
a Delaware corporation

Dated: March 13, 2023	By:	/s/ Mike Ballardie
Chief Executive Officer